Columbia Variable Portfolio-Global Inflation-Protected Securities Fund

Supplement dated October 22, 2012

to the Prospectus dated May 1, 2012

The following changes are hereby made to the Fund’s prospectus:

The name of the Fund is changed to Variable Portfolio-BlackRock Global Inflation-Protected Securities Fund.

The “Principal Investment Strategies of the Fund” in the Summary of the Fund is superseded and replaced as follows:

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. At the time of purchase, the Fund invests only in securities rated investment grade, by a third party rating agency or, if unrated, deemed to be of comparable quality. Split-rated securities are considered to have the higher credit rating. Split-rated securities are those that receive different credit ratings from two or more rating agencies. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Barclays World Government Inflation-Linked Bond Index USD hedged (the Index). The Fund seeks to maintain an average duration that is within +/- 20% of the duration of the Index.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. The Investment Manager or Subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

The Subadviser may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.

The Fund may invest in derivatives such as futures, options, interest rate and inflation rate swaps, caps and floors and forward contracts, including forward foreign currency contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The “Principal Risks of Investing in the Fund” in the Summary of the Fund is hereby revised to add the following risks:

Derivatives Risk/Inflation Rate Swaps Risk. An inflation rate swap is a derivative instrument used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). Investments in inflation rate swaps subject the Fund (and, therefore, shareholders) to risks, including hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), and inflation risk (the risk that inflation rates may change drastically as a result of unexpected shifts in the global economy, resulting in losses to the Fund).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leverage, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Options Risk. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions). If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for

U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

The table showing the Fund’s average annual total returns in the section titled “Past Performance” in the prospectus is superseded and replaced as follows:

Average Annual Total Returns

(for periods ended December 31, 2011)	1 year	5 years	Since inception (9/13/04)
Variable Portfolio-BlackRock Inflation Protected Securities Fund
Class 1	+10.08%	+5.80%	+4.90%
Class 2	+9.91%	+5.63%	+4.75%
Class 3	+10.03%	+5.75%	+4.87%
Barclays World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) (reflects no deduction for fees, expenses or taxes)	+11.08%	+6.68%	+6.04%
Barclays U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)*	+13.98%	+8.03%	+6.33%

Blended Index (consists of 50% Barclays World Government Inflation-Linked Bond Index, excluding U.S. fully hedged to the U.S. dollar, and 50% Barclays U.S. Government Inflation-Linked Bond Index) (reflects no deduction for fees, expenses or taxes)*

	+11.63%	+6.93%	+6.12%

*	On October 19, 2012, the Barclays U.S. Government Inflation-Linked Bond Index and the Blended Index (consists of 50% Barclays World Government Inflation-Linked Bond Index, excluding U.S. fully hedged to the U.S. dollar, and 50% Barclays U.S. Government Inflation-Linked Bond Index) were eliminated as secondary benchmarks. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the secondary benchmarks are not an appropriate basis for comparing the Fund’s performance. Information on Barclays U.S. Government Inflation-Linked Bond Index and the Blended Index will be included for a one-year transition period.

The information under the section “Fund Management” in the Summary of the Fund section is superseded and replaced as follows:

Investment Manager: Columbia Management Investment Adviser Inc.

Subadviser: BlackRock Financial Management, Inc.

Portfolio Manager	Title	Managed Fund Since
Brian Weinstein	Managing Director, Portfolio Manager, Head of Institutional Multi-Sector Portfolios, Co-Head of Inflation-Linked Portfolios	October 2012
Martin Hegarty	Managing Director, Portfolio Manager, Co-Head of Inflation-Linked Portfolios	October 2012
Conan Crum	Vice President, Portfolio Manager on the Inflation-Linked Bond Portfolio Team	October 2012

The “Principal Investment Strategies of the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. At the time of purchase, the Fund invests only in securities rated investment grade, by a third party rating agency or, if unrated, deemed to be of comparable quality. Split-rated securities are considered to have the higher credit rating. Split-rated securities are those that receive different credit ratings from two or more rating agencies. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Barclays World Government Inflation-Linked Bond Index USD hedged (the Index). The Fund seeks to maintain an average duration that is within +/- 20% of the duration of the Index. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, BlackRock Financial Management, Inc. (BlackRock or the Subadviser), which provides day-to-day portfolio management to the Fund.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. The Investment Manager or Subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

In pursuit of the Fund’s objective, the BlackRock makes purchase and sale decisions using proprietary interest rate and price index models and seasoned professional judgment.

•	Securities are purchased for the Fund when the management team determines that they have the potential for above average total return.

•

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold or its risks hedged if, in the opinion of the management team, the risk of continuing to hold the security is unattractive when compared to its total return potential.

•

Fund assets will be allocated among different countries and different market sectors (including different government or corporate issuers) and different maturities based on views of the relative value for each sector or maturity.

•

Duration and yield curve decisions will be based on fundamental views and quantitative analysis of forward looking interest rate determinants including inflation, real rates, risk premiums and relative supply/demand.

•

The Fund will target an average portfolio duration within a range of plus or minus 20% of the duration of the Barclays World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar). BlackRock uses an internal model for calculating duration, which may result in a different value for the duration of a benchmark compared to the duration calculated by the provider of the benchmark or another third party.

The Subadviser may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.

The Fund may invest in derivatives such as futures, options, interest rate and inflation rate swaps, caps and floors and forward contracts, including forward foreign currency contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The “Principal Risks of Investing in the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Principal risks associated with an investment in the Fund include:

•	Active Management Risk
•	Counterparty Risk
•	Credit Risk
•	Derivatives Risk — Forward Foreign Currency Contracts
•	Derivatives Risk — Futures Contracts
•	Derivatives Risk — Inflation Rate Swaps
•	Derivatives Risk — Interest Rate Swaps Risk
•	Derivatives Risk — Options Risk
•	Foreign Currency Risk
•	Foreign Securities Risk
•	Frequent Trading Risk
•	Inflation Protected Securities Risk
•	Interest Rate Risk
•	Issuer Risk
•	Market Risk
•	Non-Diversification Risk
•	Prepayment and Extension Risk
•	Reinvestment Risk
•	Sector Risk
•	Sovereign Debt Risk
•	U.S. Government Obligations Risk

The information under the section “Portfolio Management” in the More Information About the Fund section, is superseded and replaced as follows:

Subadviser:    BlackRock, which has served as Subadviser to the Fund since October 2012, is located at 55 East 52nd Street, New York, NY 10055. BlackRock, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

The portfolio managers responsible for the day-to-day management of the Fund are:

Brian Weinstein, Managing Director, Portfolio Manager, Head of Institutional Multi-Sector Portfolios, Co-Head of Inflation-Linked Portfolios

Mr. Weinstein joined BlackRock in 2000. Mr. Weinstein has served as Managing Director of BlackRock, Inc. since 2008; Co-head of BlackRock’s Global Inflation-Linked Portfolios, Director of BlackRock, Inc. since 2007; and Vice President of BlackRock, Inc. from 2005 to 2006. Mr. Weinstein began his investment career in 2000 and earned a B.A. in History from the University of Pennsylvania.

Martin Hegarty, Managing Director, Portfolio Manager, Co-Head of Inflation-Linked Portfolios

Mr. Hegarty joined BlackRock in 2010. Mr. Hegarty has served as Managing Director of BlackRock, Inc. since 2010 and Co-head of BlackRock’s Global Inflation-Linked Portfolios since 2010. Prior to joining BlackRock, Mr. Hegarty served as Director of Bank of America Merrill Lynch from 2005 to 2009 and Vice President of Bank of America Merrill Lynch from 2003 to 2005. Mr. Hegarty began his investment career in 1997 and earned a B.S. with honors in Economics from Rhodes University, South Africa.

Conan Crum, Vice President, Portfolio Manager on the Inflation-Linked Bond Portfolio Team

Mr. Crum joined BlackRock in 2008. Mr. Crum has served as Vice President of BlackRock since 2008 and Portfolio Manager on the Inflation Linked Bond Portfolio Team since 2011. Prior to joining BlackRock, Mr. Crum served as Assistant Vice President, Teacher Retirement System of Texas from 2007-2008. Mr. Crum began his investment career 2007 and earned a B.A. in Economics from the University of Arizona at Tucson, a Masters in Economics from the University of Texas and a Ph.D. in economics from the University of Texas.

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